Income Taxes (Tables)	12 Months Ended
Dec. 31, 2023
Income Taxes
Components of deferred tax asset

	December 31,
	2023	2022

	(in thousands)
Deferred tax assets – non-current

Accrued bonuses	$22	$63
Accrued vacation	24	28
Net operating loss (NOL) carryover	18,550	15,818
Research & development tax credits	4,769	2,509
Share based expense	750	671
Other	3	3
Right of use lease liability	24	46
Fixed asset depreciation	50	44
Total deferred tax asset	24,192	19,182
Less: valuation allowance	(24,171)	(19,140)
Net deferred tax asset	21	42
Right of use asset	(21)	(42)
Net deferred tax asset	$—	$—

Schedule of effective income tax rate reconciliation

	December 31,
	2023	2022

	(in thousands)
Loss before income taxes	$(16,078)	$(13,868)
Tax (benefit) at statutory tax rate	(3,376)	(2,912)
Effects of:
Exclusion of incentive stock option expense	74	80
R&D tax credits	(2,261)	844
Increase in valuation allowance	5,031	98
FMV of warrants	57	—
Section 382 limit - NOL	—	1,890
Other	475	—
Provision for income taxes	$—	$—